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                                  EXHIBIT 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
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In  connection  with the  Quarterly  Report  of  Air-Q  Wi-Fi  Corporation  (the
"Company") on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Loflin, President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated: May 24, 2004.                         /s/ DAVID LOFLIN
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                                             David Loflin
                                             President